EXHIBIT 4

INDEPENDENT AUDITORS’ CONSENT

We consent to the inclusion of our reports dated November 19, 2002 appearing in this Annual Report on Form 40-F of Royal Bank of Canada for the year ended October 31, 2002.

“Deloitte & Touche LLP” Chartered Accountants Toronto, Ontario November 19, 2002	“PricewaterhouseCoopers LLP” Chartered Accountants Toronto, Ontario November 19, 2002